                                                                  EXHIBIT 3.4


                                    ANNEX A


                               PLAN OF CONVERSION


It  is  hereby  certified  that:

1. The constituent business corporation participating in the plan of conversion is Stratabase, which is incorporated under the laws of the State of Nevada ("Stratabase Nevada"). The current address of Stratabase is 34595 3rd Avenue, Suite 101, Abbotsford, BC, Canada V2S.8B7.
2. The proposed name of the resulting business corporation is Stratabase Inc., a company incorporated under the laws of Canada ("Stratabse Canada"). The proposed address of Stratabase Inc. will be 34595 3rd Avenue, Suite 101, Abbotsford, BC, Canada V2S.8B7.
3. A copy of the Articles of Continuance and By-Laws of Stratabase Canada is attached hereto.
4. Stratabase Nevada desires to effectuate a conversion to Stratabase Canada pursuant to Nevada Revised Statutes Chapter 92A.105.
5. The conversion of Stratabase, a Nevada corporation, to Stratabase Inc., a Canadian corporation, is intended to qualify as a tax-free reorganization under the provisions of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, Upon the effective date of the conversion, each issued and outstanding share of Stratabase Nevada shall automatically, without any action on the part of the company or a stockholder, be exchanged for one issued and outstanding share of Stratabase Canada.
6. Stratabase Nevada is authorized to issue 25,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the date hereof, Stratabase Nevada has 8,033,372 shares of common stock issued and outstanding.
7. Stratabase Canada is authorized to issue shares of common stock and shares of preferred stock. Upon the effective date of the plan of conversion, Stratabase Canada will have 8,033,372 shares of common stock issued and outstanding.
8. Upon the effectiveness of the plan of conversion, the separate existence of Stratabase Nevada shall cease.
9. The Articles of Incorporation and By-Laws of Stratabase Canada will be the Articles of Incorporation and By-Laws of Stratabase Canada, the resulting entity, and will continue in full force and effect until changed, altered or amended as provided in the Canada Business Corporations Act.

10. The officers and directors of Stratabase Nevada shall be the officers and directors of Stratabase Canada upon the effective date of the plan of conversion, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of Stratabase Canada.
11. The plan of conversion was duly adopted by the Board of Directors of each of Stratabase Nevada and Stratabase Canada on December __, 2002.
12. The plan of conversion was duly adopted by the stockholders of Stratabase Nevada at a meeting duly constituted and held on _____, 2003.


The  plan  of  conversion  shall  be  effective  upon  the  filing  hereof.


STRATABASE


By:  ____________________
     Name:
     Title:



STRATABASE  INC.

BY:  ____________________
     NAME:
     TITLE:


       Industrie  Canada
       Industry Canada          FORM 11                     FORMULE 11
       Loi canadienne sur       ARTICLES OF CONTINUANCE     CLAUSES DE
                                                            PROROGATION
       Canada Business Corporations Act
        les societes par actions     (SECTION 187)     (ARTICLE 187)

--------------------------------------------------------------------------------
     1  -  Name  of  corporation     Denomination  de  la  societe

     STRATABASE  INC.

--------------------------------------------------------------------------------

     2  -  The  place  in  Canada  where the registered office is to be situated
Lieu  au  Canada  ou  doit  etre  situ  le  sie ge  social

     Nevada
--------------------------------------------------------------------------------


3 - The classes and any maximum number of shares that the     Categories et tout
    corporation  is  authorized  to  issue                    nombre  maximal  d'actions  que  la
                                                              societe  est  autorisee a emettre

     The Corporation is authorized to issue an unlimited number of common shares and an unlimited number of preferred shares. The said classes of shares shall be attached thereto the rights and restrictions as set forth in Schedule A attached hereto.

--------------------------------------------------------------------------------
     4  -  Restrictions,  if  any,  on  share  transfers     Restrictions sur le
                                                             transfert  des  actions,  s'il  y  a  lieu

     See  Schedule  B  attached  hereto.
--------------------------------------------------------------------------------

     5  -  Number  (or  minimum  and maximum number) of directors     Nombre (ou
                                                                      nombre  minimal  et  maximal)  d'administrateurs
     Minimum  of  One  (1),  Maximum  of  Ten  (10)
--------------------------------------------------------------------------------

     6  -  Restrictions,  if  any,  on  business  the  corporation  may carry on


     Limites  impos  es   l'activit  commerciale  de  la  soci  t  ,  s'il  y  a lieu

     None.
--------------------------------------------------------------------------------

     7  -  (1)  If  change  of  name  effected,  previous  name

(1) S'ilya changement  dnominationon,  denomination  anterieure

     Stratabase

     (2)  Details  of  incorporation     (2)  D  tails  de  la  constitution

     The Company was incorporated pursuant to the laws of the State of Nevada on
November 18, 1998 under the name Stratabase.com, and the name of the Company was changed  as  of  June  25,  2001  to  Stratabase.
--------------------------------------------------------------------------------

     8  -  Other  provisions,  if  any     Autres  dispositions,  s'il  y a lieu
--------------------------------------------------------------------------------

     See  Schedule  B  attached  hereto.

     Date     Signature                Title  -  Titre

                                       Director
--------------------------------------------------------------------------------

     FOR  DEPARTMENTAL  USE  ONLY  -  A L'USAGE  DU  MINIST ERE  SEULEMENT
Corporation  No.  -  N  de  la  societe              Filed  -  D  pos  e
--------------------------------------------------------------------------------

IC  3247  (01-95)  (cca  1391)



                                  SCHEDULE "A"
                  TO ARTICLES OF CONTINUANCE OF STRATABASE INC.
                               (the "Corporation")

     Rights  and  Restrictions  Attached  to  the  Shares

     The shares of the Corporation shall have the rights and shall be subject to the restrictions, conditions and limitations as follows:

     (a) The holders of the Common shares shall be entitled to receive notice of, to attend and to vote at meetings of the shareholders of the Corporation.

     (b)  The  Corporation  may  issue  Preferred  shares in one or more series;

     (c) The Directors may by resolution fix the number of shares in, and determine the designation of the shares of each series of Preferred shares;

     (d) The Directors may by resolution alter the Articles of the Corporation to create, define and attach rights and restrictions to the shares of each series.

                                  SCHEDULE "B"
                  TO ARTICLES OF CONTINUANCE OF STRATABASE INC.
                               (the "Corporation")

The  Corporation  may  purchase  or  otherwise  acquire  shares  issued  by  it.

The Board of Directors may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

If authorized by by-law which is duly made by the directors and confirmed by ordinary resolution of the shareholders, the directors of the Corporation may from time to time:

     borrow  money  upon  the  credit  of  the  Corporation;

     issue,  reissue,  sell  or  pledge debt obligations of the Corporation; and

     mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired to secure any debt obligation of the Corporation.

Any such by-law may provide for the delegation of such powers by the directors to such officers or directors of the Corporation to such extent and in such manner as may be set out in the by-law.
Nothing herein limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

                                 STRATABASE INC.
                                  BY-LAW NO. 1
                                    CONTENTS
                            ----------------------

Part  1   INTERPRETATION
Part  2   BUSINESS  OF  THE  CORPORATION
Part  3   BORROWING  AND  SECURITIES
Part  4   DIRECTORS
Part  5   MEETINGS  OF  DIRECTORS
Part  6   COMMITTEES  OF  THE  BOARD
Part  7   ADVISORY  COMMITTEE
Part  8   PROTECTION  AND  INDEMNITY  OF  DIRECTORS  AND  OTHERS
Part  9   OFFICERS
Part  10  SHARES  AND  TRANSFERS
Part  11  DIVIDENDS  AND  RIGHTS
Part  12  MEETINGS  OF  SHAREHOLDERS
Part  13  EXAMINATION  OF  RECORDS
Part  14  NOTICES
Part  15  EFFECTIVE  DATE

                                 STRATABASE INC.
                               (the "Corporation")
                                     BY-LAW

     BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law relating generally to the conduct of the affairs of the Corporation, as follows:

PART  1     INTERPRETATION

     Definitions

In  these  by-laws,  except  as  the  context  otherwise  requires:

"Act" means the Canada Business Corporations Act, R.S.C. 1985, c. c-44, as from time to time amended, including the regulations thereunder, from time to time in force;

"appoint"  includes  elect  and  vice  versa;

"Articles"  means  the articles of the Corporation as amended from time to time;

"board" means the board of directors of the Corporation from time to time and includes, to the extent that it has authority to act, a committee;

"by-laws" means this by-law and all other by-laws of the Corporation from time to time in effect;

"committee" means a committee of one or more directors appointed in accordance with the Act;

"meeting of shareholders" includes both an annual meeting and a special meeting of shareholders of the Corporation, and "special meeting of shareholders" means a meeting of shareholders or of the holders of any class or series of shares other than an annual meeting;

"recorded  address"  means:
in the case of a shareholder, the shareholder's address as recorded in the securities register;

in the case of joint shareholders, the address appearing in the securities register in respect of such joint holding, or the first address so appearing if there is more than one; and

in the case of a director, officer, or auditor, such person's most recent address as recorded in the records of the Corporation;

"signing officer" means, in relation to any instrument, a person authorized to sign the instrument on behalf of the Corporation by the by-laws or by a resolution passed by the directors; and

unless otherwise expressly provided in the by-laws a word or expression defined in the Act for the purposes of the entire Act has the meaning so defined.

     Interpretation

In  the  interpretation  of  the  by-laws:
words  importing  singular  number  include  the  plural  and  vice  versa;
words importing gender include the masculine, feminine and neuter; and a word importing a person includes an individual, body corporate, partnership, trust, estate and an unincorporated organization.

     Headings

The division of a by-law into parts and the headings of parts and sections will be considered as for convenience of reference only and will not affect the construction or interpretation of the by-law.

     Conflict  With  Articles  or  Act

To the extent that there is any conflict between a provision of the by-laws and a provision of the Articles or the Act, the provisions of the Articles or the Act, as the case may be, will prevail.

     Void,  Illegal  or  Invalid  Provisions

Each provision of the by-laws is intended to be severable, and the unenforceability or invalidity of any provision will not affect the enforceability or validity of any other provision of the by-laws.

PART  2     BUSINESS  OF  THE  CORPORATION

     Registered  Office

The  Corporation  may  from  time  to  time:

by resolution of the board change the address of the registered office of the Corporation within the province in Canada specified in the Articles; and by an amendment to the Articles, change the province within Canada in which its registered office is situated.

     Corporate  Seal

The board may by resolution adopt a seal for the Corporation and may, from time to time, change the seal that is adopted, and will provide for the safe custody of any seal that is adopted. A document executed on behalf of the Corporation is not invalid merely because the corporate seal is not affixed to it.

Facsimile  Signatures

The signature of an officer or director of the Corporation that is, by authority of the board, printed, lithographed, engraved or otherwise reproduced upon an instrument or document (including a negotiable instrument) to be signed, executed or issued by the Corporation or by any of its officers or directors, and an instrument or document on which the signature of any such person is so reproduced, will be as valid as if the signature had been affixed manually by such person, and will be so valid notwithstanding that, at the time of the issue or delivery of the instrument or document, the person whose signature is so reproduced is deceased, has ceased to hold the office giving rise to his authority or is otherwise incapacitated from personally signing the instrument or document.

     Reproduction

To enable the seal of the Corporation to be affixed to an instrument or document (including a negotiable instrument), whether in definitive or interim form, on which a facsimile of the signature of a director or officer of the Corporation is, in accordance with the by-laws, printed, lithographed, engraved or otherwise reproduced, there may be delivered to the person employed to engrave, lithograph or print the instrument or document one or more unmounted dies reproducing the Corporation's seal, and any two directors or officers of the Corporation may in accordance with the by-laws authorize such person to cause the Corporation's seal to be affixed to the instrument or document by the use of such a die.

     Financial  Year

The financial year of the Corporation will terminate on such day in each year as the board may from time to time by resolution determine.

     Banking

The banking business of the Corporation, including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

     Voting  Rights  in  Other  Bodies  Corporate

To enable the Corporation to exercise voting rights attaching to securities held by the Corporation:

the authorized signing officers of the Corporation may from time to time execute and deliver proxies and arrange for the issuance of voting certificates or other evidences of such rights in favour of such person or persons as may be determined by the officers by whom they are executed; and the board, or failing the board, the authorized signing officers of the Corporation, may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or will be exercised.

     Divisions  and  Departments

The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product lines or goods or services, as the board may consider appropriate in each case. The board, or subject to any direction by the board, the President, may authorize from time to time, upon such basis as may be considered appropriate in each case:

the further division of the business and operations of any such division into sub-units;

the consolidation of the business and operations of any such divisions or sub-units;

subject to the Act, the designation of any division or its sub-units by, and the carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation, provided that the Corporation shall set out its name in legible characters in all places required by law; and

the appointment of one or more officers for any such division or sub-unit, the determination of their powers and duties, and the settlement of their terms of employment and remuneration; provided that any officer so appointed shall hold office at the pleasure of the board or the President, as the case may be, without prejudice to such officer's rights under any employment contract in the event of his or her removal, and further provided that officers of a division or their sub-units shall not, as such, be officers of the Corporation.

PART  3     BORROWING  AND  SECURITIES

     Borrowing  Power

Without limiting the powers of the board set forth in the Act, the board may from time to time, with or without the authority or the authorization of the shareholders, in such amounts and on such terms as it deems expedient, cause the Corporation to:

borrow money upon the credit of the Corporation, including by way of overdraft; issue, re-issue, sell or pledge bonds, debentures, notes or other evidences of indebtedness of the Corporation, whether secured or unsecured;
give a guarantee to secure performance of any obligation to any person; or charge, mortgage, hypothecate, pledge or otherwise create a security interest in the undertaking of the Corporation or in all or any of the currently owned or subsequently acquired property and assets of the Corporation, including without limiting the generality of the foregoing, real and personal property, movable and immovable property, tangible and intangible assets, book debts, rights, powers and franchise, to secure any present or future obligation of the Corporation.

Nothing herein shall limit or restrict the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

     Delegation  of  Borrowing  Authority

To the extent permitted by the Act, the board may from time to time delegate to a committee, to a director, or to an officer of the Corporation all or any of the powers conferred on the board by law or these by-laws to such extent and in such manner as the board from time to time determines.

     Rights  Attaching  to  Debt  Obligations

Any debt obligation of the Corporation may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, issuance of or conversion into or exchange for shares or other securities, attendance and voting at meetings of the Corporation, appointment of directors or otherwise and may by its terms be assignable free from any equities between the Corporation and the person to whom it is issued or any subsequent holder thereof, all as the board determines.

PART  4     DIRECTORS

     Number  and  Powers

The board shall consist of the number of directors provided in the Articles, or, if a minimum and maximum number is so provided, that number of directors elected at the last meeting of shareholders where directors were elected. At least twenty-five per cent of the directors, or such greater number as required by the Act or any enactment, shall be resident Canadians. The board shall manage, or supervise the management of, the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the Articles, the by-laws, any special resolution of the Corporation, a unanimous shareholder agreement or by statute expressly directed or required to be done in some other manner.

     Duties

Every director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall:
act honestly and in good faith with a view to the best interests of the Corporation; and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

A director shall, within fifteen days after changing his or her address, send the Corporation a notice of that change.
Every  director  and  officer  of the Corporation shall comply with the Act, the

Articles  and  by-laws  and  any  unanimous  shareholder  agreement.

     Election  and  Term

Subject to the minimum and maximum number of directors specified in the Articles, the number of directors to be elected at a meeting of shareholders shall be the number of directors whose term of office has expired or expires, or such other number as the directors may determine by resolution in advance of the election. Directors shall be elected by the shareholders by ordinary resolution. If directors are not elected at a meeting of shareholders, the incumbent directors continue in office until their successors are elected or appointed.

It is not necessary that all directors elected at a meeting of shareholders hold office for the same term. A director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of shareholders following such director's election, but, if qualified, shall be eligible for re-election. A director may be elected for an expressly stated term, provided that such term shall expire no later than the close of the third annual meeting of shareholders following such director's election.

A retiring director shall cease to hold office at the close of the meeting of the shareholders at which such director's successor is elected unless such meeting was called for the purpose of removing such director from office as a director, in which case the director so removed shall vacate office forthwith upon the passing of the resolution for his or her removal.

     Removal  of  Directors

Subject to the Act, the shareholders of the Corporation may by ordinary resolution at a special meeting of shareholders remove any director before the expiration of such director's term of office, and the vacancy created by such removal may be filled at the same meeting by a majority of the votes cast by such shareholders, failing which it may be filled by the board. Any person elected or appointed to fill such a vacancy will hold office for the unexpired term of such person's predecessor.

     Vacation  of  Office

The  office  of  a  director  shall  be  vacated  if:

the  director  dies  or  resigns;
the director is removed from office; or the director becomes disqualified from being a director under the Act.

     Vacancy  in  the  Board

A quorum of the board may act notwithstanding any vacancy in its body, so long as the number of directors in office is not reduced below the minimum number of directors required by the Articles.

Subject to the Act and to the Articles, where a vacancy occurs in the board and the minimum number of directors required by the Articles remains in office, whether or not twenty-five percent thereof are resident Canadians, a quorum of directors may appoint a qualified person to hold office for the unexpired term of such person's predecessor.

If there is not a quorum of directors or if there has been a failure to elect the number or minimum number of directors provided for in the Articles, the directors then in office shall without delay call a special meeting of shareholders to fill the vacancy and, if they fail to call a meeting or if there are no directors then in office, the meeting may be called by any shareholder.

     Validity  of  Acts

An act by a director or officer is valid notwithstanding an irregularity in their election or appointment or a defect in their qualification.

PART  5     MEETINGS  OF  DIRECTORS

     Calling  of  Meetings

Meetings of the board and of any committee may be held at any place. A meeting of the board may be convened by the Chair of the Board, if any, the President or any two directors at any time, and the Secretary shall upon direction of any of the foregoing persons convene a meeting of the board.

     Notice  of  Meeting
Notice of the time and place for the holding of any meeting of the board or of any committee must be given to each director, or, to each member of the committee, as the case may be, not less than 24 hours before the time when the meeting is to be held. A notice of a meeting of the board or of any committee need not specify the purpose of or the business to be transacted at the meeting, except where the Act requires such purpose or business to be specified, including a proposal to be placed before a meeting of the board to: submit to the shareholders any question or matter requiring the approval of the shareholders;
fill  a  vacancy  among  the  directors  or  in  the  office  of  auditor;
appoint additional directors, if the Articles permit such appointment; issue securities, including, without limitation, shares of a series, except as authorized by the directors;
declare  dividends;
purchase, redeem or otherwise acquire shares issued by the Corporation; pay a commission to any person in consideration of the person purchasing or agreeing to purchase shares in the capital of the Corporation (whether from the Corporation or from any other person), or procuring or agreeing to procure purchasers for any such shares;
approve  a  management  proxy  circular;
approve a take-over bid circular or directors' circular in connection with a take-over bid;
approve any annual financial statements of the Corporation to be placed before the shareholders of the Corporation; or adopt, amend or repeal by-laws of the Corporation.

     Forms  of  Notice

Notice of the time and place of a meeting of the board or of any committee shall be given in writing in accordance with these by-laws.

     Address  for  Notice

When notice of a meeting of the board or of any committee is given to a director, it must be addressed to the director at his or her recorded address, but a notice sent to any other address at the request of the director will not be invalid.

     When  Notice  Not  Required

No notice need be given to a director of a meeting of the board or of any committee at which such director is appointed or that immediately follows a meeting at which such director is elected.

     Waiver  of  Notice

Notice of any meeting of the board or of any committee or any irregularity in any meeting or in the notice thereof may be waived in any manner by any director and such waiver may be validly given either before or after the meeting to which such waiver relates. Attendance of a director at a meeting of the board or of any committee is a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

     Adjournment

Any meeting of the board or of any committee may be adjourned from time to time by the chair of the meeting, with the consent of the directors in attendance at the meeting, to a fixed time and place and no notice of the time and place for the holding of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

     Quorum

A majority of the number of directors then in office shall constitute a quorum for the transaction of business at any meeting of directors.

     Minimum  Number  of  Resident  Canadian  Directors

Except as otherwise permitted in the Act, the board will not transact business at a meeting of the board unless at least twenty-five per cent of the directors present, or such greater number as required by the Act or any enactment, are resident Canadians.

Despite the foregoing, directors may transact business at a meeting of directors where the number of resident Canadian directors required under that section is not present if:

a resident Canadian director who is unable to be present approves in writing, or by telephonic, electronic or other communication facility, the business transacted at the meeting; and the required number of resident Canadian directors would have been present had that director been present at the meeting.

Chair

The Chair of the Board, or in his absence or if there is no Chair of the Board, the President, will be chair of each meeting of the board, but if at any meeting neither the Chair of the Board or the President is, within 15 minutes after the time appointed for holding the meeting, present and willing to act, the directors present may by resolution choose one of their number to be chair of the meeting.

     Powers  of  Directors  Where  Quorum  Present

A meeting of directors at which a quorum is present is competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the board generally.

     Procedure  at  Meetings

No resolution proposed at a meeting of the board need be seconded, and the chair is entitled to move or propose a resolution.

     Determination  of  Questions

Questions arising at a meeting of the board will be decided by a majority of votes and in the case of an equality of votes, the chair will not have a second or casting vote.

     Participation  by  Electronic/Telephonic  Means

If all the directors of the Corporation consent, a director may participate in a meeting of the board or of a committee by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A director participating in such a meeting by such means is deemed to be present at that meeting.

     Minutes  of  Transactions

The board will keep regular minutes of its transactions and cause them to be recorded in books kept for that purpose. Unless a ballot is demanded, an entry in the minutes of a meeting to the effect that the chairperson of the meeting declared a resolution to be carried or defeated is, in the absence of evidence to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

PART  6     COMMITTEES  OF  THE  BOARD

     Delegation  of  Powers

The board may from time to time appoint from their number one or more committees, and the board may, subject to the Act, delegate to any such committee any of the powers of the directors, except that no such committee shall have the authority to:

submit to the shareholders any question or matter requiring the approval of the shareholders;
fill  a  vacancy  among  the  directors  or  in  the  office  of  auditor;
appoint additional directors, if the Articles permit such appointment; issue securities, except (i) as authorized by the directors, or (ii) pursuant to borrowing powers delegated to such committee by the directors in accordance with the Act;
issue shares of a series, except as authorized by the directors; declare dividends;
purchase, redeem or otherwise acquire shares issued by the Corporation; pay a commission to any person in consideration of his or her purchasing or agreeing to purchase shares in the capital of the Corporation (whether from the Corporation or from any other person), or procuring or agreeing to procure purchasers for any such shares, except as authorized by the directors; approve a management proxy circular;
approve a take-over bid circular or directors' circular in connection with a take-over bid;
approve any annual financial statements of the Corporation to be placed before the shareholders of the Corporation; or adopt, amend or repeal by-laws of the Corporation.


    Audit  Committee

If the Corporation is a distributing corporation as defined in the Act, the board shall elect annually from among their number an audit committee to be composed of not fewer than three directors, a majority of whom are not officers or employees of the Corporation or any of its affiliates.

The auditor of the Corporation is entitled to receive notice of every meeting of the audit committee and, at the expense of the Corporation, to attend and be heard thereat; and, if so requested by a member of the audit committee, shall attend every meeting of the committee held during the term of office of the auditor. The auditor of the Corporation or any member of the audit committee may call a meeting of the committee.

The audit committee shall review the financial statements of the Corporation prior to approval thereof by the board and shall have such other powers and duties as may from time to time by resolution be assigned to it by the board.

     Quorum  and  Procedures  at  Meetings

Except  as  otherwise  determined  by  the  board:
a majority of the number of directors then constituting a committee shall constitute a quorum for the transaction of business at any meeting of such committee;

a question arising at a meeting of a committee will be determined by a majority of the votes cast thereon, and in the case of an equality of votes the chair of the meeting will not be entitled to a second or casting vote;
each committee will meet and adjourn as it thinks proper and will have power to elect its chair and to make rules for the conduct of its business;
a committee may act notwithstanding any vacancy in its body, so long as the number of directors in office is not reduced below the minimum number of directors required by the Articles;

where a committee has only one member, that member may constitute a meeting; and a meeting of a committee may be held at any place that a meeting of the board may be held.

    Minutes  of  Transactions

Each committee will keep regular minutes of its transactions and cause them to be recorded in books kept for that purpose, and will report them to the board as the board from time to time requires.

PART  7     ADVISORY  COMMITTEE

     Advisory  Committee

The board may appoint an Advisory Committee of up to, but not exceeding twenty-five (25) members. The Advisory Committee as such shall have no right to receive notices of and to attend meetings of the Corporation but shall act in an advisory capacity only to the board.

A member of the Advisory Committee shall vacate office as a member of the Advisory Committee if removed by a resolution passed by a majority of the board.

No member of the Advisory Committee shall be disqualified by his or her office from contracting with the Corporation either as vendor, purchaser or otherwise, or from holding an office or place of profit under the Corporation.

PART  8     PROTECTION  AND  INDEMNITY  OF  DIRECTORS  AND  OTHERS

     Limitation  of  Liability

Except as otherwise provided in the Act, no director or officer will be liable: for the acts, receipts, neglects or defaults of any other person, or for joining in any receipt or act for conformity;

     for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by, for, or on behalf of the Corporation;
     for the insufficiency or deficiency of any security in or upon which any moneys of the Corporation are invested;
     for any loss or damage arising from the bankruptcy, insolvency or wrongful act of any person with whom any money, security or other property of the Corporation is lodged or deposited; or
     for any other loss, damage, or misfortune whatever which may arise out of the execution of the duties of his or her office or in relation thereto; unless the same shall happen by and through his or her failure to exercise the powers and to discharge the duties of his or her office honestly and in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

     Amplification  of  Rights

The foregoing provisions of this Part are in amplification of or in addition to, and not by way of limitation of or substitution for, any rights, immunities or protection conferred upon any director or officer by any law or otherwise.

Indemnities  to  Directors  and  Others

Subject to these by-laws and the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity. The Corporation is hereby authorized to execute agreements evidencing its indemnity in favour of the foregoing persons to the full extent permitted by law.

The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in this Part, but the individual shall repay the moneys if the individual does not fulfill the conditions hereof.

The  Corporation  will  not  indemnify  an  individual  unless  the  individual:

acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation's request; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

     Insurance

The Corporation may purchase and maintain insurance for the benefit of an individual referred to in the foregoing section against any liability incurred by  the  individual:
in the individual's capacity as a director or officer of the Corporation; or in the individual's capacity as a director or officer, or similar capacity, of another entity, if the individual acts or acted in that capacity at the Corporation's request.


PART  9     OFFICERS

     Appointment  of  Officers

The board shall annually or as often as may be required appoint a President and a Secretary and if deemed advisable may annually or as often as may be required appoint a Chair of the Board, one or more Vice-Presidents, a Treasurer and one or more Assistant Secretaries and/or one or more Assistant Treasurers. If officers are not appointed in a given year, the incumbent officers will continue in their respective offices until their successors are appointed. None of such officers (except the Chair of the Board) need be a director of the Corporation. A director may be appointed to any office of the Corporation. Two or more such offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer such person may but need not be known as the Secretary-Treasurer. The board may from time to time appoint such other officers, employees and agents as they shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be prescribed by resolution of the board.

     Removal  of  Officers,  etc.

All officers, employees and agents, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board at any time, with or without cause.

Duties  of  Officers  may  be  Delegated

In the case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the board may deem sufficient, the board may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

     Chair  of  the  Board

The Chair of the Board, if any, shall, when present, preside at all meetings of the board and shareholders. The Chair, if any, shall possess and may exercise such powers and shall perform such other duties as may from time to time be assigned to the Chair of the Board by the board.

     President

The President shall be the chief executive officer of the Corporation and shall exercise general supervision over the business and affairs of the Corporation. In the absence of the Chair of the Board (if any), and if the President is also a director of the Corporation, the President shall, when present, preside at all meetings of the board, any committee and shareholders. The President shall have such other powers and shall perform such other duties as may from time to time be assigned to the President by the board or as are incident to the President's office.

     Vice-President

The Vice-President, if any, or, if more than one, the Vice-Presidents in such order of seniority as may be designated by the board, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that a Vice-President who is not a director shall not preside as the chair at any meeting of directors or shareholders. The Vice-President, if any, or, if more than one, the Vice-Presidents, shall have such other powers and shall perform such other duties as may from time to time be assigned to any of them by the board.

     Secretary

The Secretary shall give or cause to be given notices for all meetings of the directors, any committee and shareholders when directed to do so and shall have charge of the minute books of the Corporation and, subject to the provisions hereof, of the documents and registers of the Corporation required to be maintained by the Act. The Secretary shall have such other powers and shall perform such other duties as may from time to time be assigned to the Secretary by the board or as are incident to the Secretary's office.

     Treasurer/Controller

Subject to the provisions of any resolution of the directors, the Treasurer or the Controller, if any, shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depository or depositories as the board may by resolution direct. The Treasurer, if any, shall cause to be prepared and maintained adequate accounting records. The Treasurer, if any, shall have such other powers and duties as may from time to time be assigned to the Treasurer by resolution of the directors or as are incident to the Treasurer's office. The Treasurer, if any, may be required to give such bond for the faithful performance of the Treasurer's duties as the directors in their absolute discretion may require, and no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided. If the Corporation should appoint both a Treasurer and a Controller their respective duties shall be allocated between them in such manner as the board may determine, provided that in such circumstances the Controller shall report to the Treasurer.

     Assistant  Secretary  and  Assistant  Treasurer

The Assistant Secretary, if any, or, if more than one, the Assistant Secretaries in such order of seniority as may be designated by the board, and the Assistant Treasurer, if any, or, if more than one, the Assistant Treasurers in such order of seniority as may be designated by the board, shall perform all the duties of the Secretary and Treasurer, respectively, in the absence or inability to act of the Secretary or Treasurer, as the case may be. The Assistant Secretary, if any, or Assistant Secretaries, if more than one, and the Assistant Treasurer, if any, or Assistant Treasurers, if more than one, shall have such other powers and duties as may from time to time be assigned to them by the board.

     Managing  Director

The board may from time to time appoint from their number a Managing Director who is a resident Canadian and may delegate to the Managing Director any of the powers of the board subject to the limits on authority provided by the Act. The Managing Director, if any, shall conform to all lawful orders given to the Managing Director by the board, and shall at all reasonable times give to the board all information it may require regarding the affairs of the Corporation. Any agent or employee appointed by a Managing Director shall be subject to discharge by the board.

     Vacancies

If the office of Chair of the Board, President, Vice-President, Secretary, Assistant Secretary, Treasurer, Controller, Assistant Treasurer, Managing Director or any other office created by the board pursuant to this Part 9 shall be or become vacant by reason of death, resignation or in any other manner whatsoever, the directors shall in the case of the President or the Secretary, and may in the case of any other officer, appoint an officer to fill such vacancy.

PART  10     SHARES  AND  TRANSFERS

     Issuance
Subject to the Articles of the Corporation, shares in the Corporation may be issued at such time and to such persons and for such consideration as the directors may determine.

Certificates

Subject to the provisions of the Act, security certificates (and the form of transfer power on the reverse side thereof) shall be in such form as the directors from time to time by resolution approve and such certificates shall be signed by at least one of the following persons, or the signature shall be printed or otherwise mechanically reproduced on the certificate:

a  director  or  officer  of  the  Corporation;
a registrar, transfer agent or branch transfer agent of the Corporation, or an individual on their behalf; and a trustee who certifies it in accordance with a trust indenture.

     Notwithstanding any change in the persons holding an office between the time of actual signing and the issuance of any certificate and notwithstanding that a person signing may not have held office at the date of issuance of such certificate, any such certificate so signed shall be valid and binding upon the Corporation.

     Agent

The directors may from time to time by resolution appoint or remove an agent to maintain a central securities register and branch securities registers for the Corporation.

     Surrender  of  Certificates

Subject to the provisions of the Act, no transfer of a share will be registered in a securities register except on presentation of the certificate representing such share with an instrument of transfer complying with the Act endorsed thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the instrument of transfer is genuine and effective, or if no certificate representing such share has been issued, unless or until a duly executed security transfer in respect thereof has been presented for registration.

     Defaced,  Destroyed,  Stolen  or  Lost  Certificates

In the case of the defacement, destruction, theft or loss of a share certificate, the fact of such defacement, destruction, theft or loss shall be reported by the owner to the Corporation or to an agent of the Corporation (if any) acting on behalf of the Corporation, with a statement verified by oath or statutory declaration as to the defacement, destruction, theft or loss and the circumstances concerning the same and with a request for the issuance of a replacement share certificate. Upon the giving to the Corporation (or, if the Corporation has an agent, to the Corporation and the agent) of an indemnity bond of a surety company in such form as is approved by the directors or by the Chair of the Board (if any), the President, a Vice-President (if any), the Secretary or the Treasurer (if any) of the Corporation, indemnifying the Corporation (and the Corporation's agent, if any) against all loss, damage and expense, which the Corporation and/or the Corporation's agent may suffer or be liable for by any reason of the issuance of a replacement share certificate to such shareholder, and provided the Corporation or the Corporation's agent does not have notice that the share has been acquired by a bona fide purchaser, a new share certificate may be issued to replace the one defaced, destroyed, stolen or lost, if such issuance is ordered and authorized by any one of the Chair of the Board (if any), the President, a Vice-President (if any), the Secretary or the Treasurer (if any) of the Corporation or by a resolution of the board.

PART  11     DIVIDENDS  AND  RIGHTS

     Declaration

The board may from time to time as permitted by law declare dividends payable to the shareholders according to their respective rights and interest in the Corporation.

     Interest

No  dividend  will  bear  interest  against  the  Corporation.

     Valuation  of  Non-Cash  Dividends

The  board  will  determine  the  value  of  any  dividend  not  paid  in money.

     Dividend  Payment

A dividend payable in money may be paid by cheque of the Corporation or its paying agent to the order of each registered holder of shares of the class or series on which it is declared and mailed by prepaid ordinary mail to the holder at the holder's recorded address or as the holder otherwise directs.

     Cheques  to  Joint  Holders

In the case of joint holders, a cheque in payment of dividends will, unless they otherwise jointly direct, be made payable to the order of all of them and mailed to them at the recorded address of one of them.

     Non-receipt  of  Cheques

If a dividend cheque is not received by the person to whom it is sent, the Corporation will issue to such person a replacement cheque for a like amount on such terms as to evidence of non-receipt and of title, indemnity and reimbursement of expense as the board prescribes, whether generally or in any particular case.

     Unclaimed  Dividends

Any dividend unclaimed for six years after the date of record for payment will be forfeited and revert to the Corporation.

PART  12     MEETINGS  OF  SHAREHOLDERS

     Annual  Meeting

Subject to the Act, the annual meeting of shareholders shall be held at the registered office of the Corporation, or at a place elsewhere determined by the board, on such day in each year and at such time as the directors may agree upon.

     Special  Meeting

A special meeting of shareholders may be convened by the board at any date and time and, subject to the Act, at any place that the board determines.

     Use  of  Telecommunication  Facilities
Any person entitled to attend a meeting of shareholders may participate in the meeting, in accordance with the Act, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility, and a person participating in a meeting by such means is deemed to be present at the meeting.

     Meeting  Held  by  Electronic  Means

A meeting of shareholders may be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such communication facility.

      Notice

Notice of the time and place of each meeting of shareholders shall be given in the manner provided herein not less than 21 days and not more than 60 days before the date of the meeting to each director, to the auditor and to each person who at the close of business on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder entitled to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the Corporation's financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state:

the nature of the business to be transacted at the meeting in sufficient detail to permit the shareholder to form a reasoned judgement thereon, and the text of any special resolution to be submitted to the meeting;

provided that a meeting of shareholders may be held for any purpose at any date and time and, subject to the Act, at any place without notice if all the shareholders and other persons entitled to notice of such meeting are present or represented by proxy at the meeting (except where the shareholder or such other persons attend the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders and other persons entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or the time for the giving of any such notice or any irregularity in any such meeting or in the notice thereof may be waived in any manner by any shareholder, the duly appointed proxy of any shareholder, any director or the auditor of the Corporation and any other person entitled to attend a meeting of shareholders, and any such waiver may be validly given either before or after the meeting to which such waiver relates. The auditor of the Corporation is entitled to attend any meeting of shareholders and to receive notice of every meeting of shareholders.

     Omission  of  Notice

The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

     List  of  Shareholders  Entitled  to  Notice

For every meeting of shareholders, the Corporation shall prepare or cause to be prepared an alphabetical list of its shareholders entitled to receive notice of the meeting, showing the number of shares held by each shareholder entitled to vote at the meeting. The shareholders listed shall be those registered at the close of business on such record date determined in accordance with herein.

     Record  Dates

Subject to the Act, the board may fix in advance a date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than 60 days or by less than 21 days the date on which the meeting is to be held.

If the board fixes a record date pursuant to the foregoing, unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date, notice of the record date must be given not less than seven days before the date fixed.

If the board does not fix a record date, the record date for the determination of the shareholders entitled to receive notice of a meeting of the shareholders shall be:

at the close of business on the day immediately preceding the day on which the notice is given; or

if  no  notice  is  given,  the  day  on  which  the  meeting  is  held.

     Chair,  Secretary  and  Scrutineers

The chair of a meeting of shareholders will be the first mentioned of such of the following officers who is present at the meeting and is willing to act:
Chair  of  the  Board  (if any), President, or a Vice-President (if any).  If no

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such  officer  willing  to act is present within 15 minutes after the time fixed for holding the meeting, the persons present and entitled to vote may choose one of their number to be chair. If the Secretary of the Corporation is absent, the chair will appoint some person, who need not be a shareholder, to act as secretary of the meeting. One or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chair with the consent of the meeting.

     Persons  Entitled  to  be  Present

The only persons entitled to be present at a meeting of shareholders will be those entitled to notice thereof, the directors and the auditor of the Corporation and any other person who, although not entitled to vote, is entitled or required under any provision of the Act or the Articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

     Quorum

Two persons present and each holding or representing by proxy at least one issued share of the Corporation shall be a quorum of any meeting of shareholders for the choice of a chair of the meeting and for the adjournment of the meeting to a fixed time and place but may not transact any other business; for all other purposes a quorum for any meeting shall be persons present not being less than two in number and holding or representing by proxy not less than five percent (5%) of the total number of the issued shares of the Corporation for the time being enjoying voting rights at such meeting. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

Notwithstanding the foregoing, if the Corporation has only one shareholder, or only one shareholder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting and a quorum for such meeting.

     Right  to  Vote

Every person named in the list referred to above shall be entitled to vote the shares shown thereon opposite such person's name at the meeting to which such list relates, except to the extent that:

where the Corporation has fixed a record date in respect of the meeting, the person has transferred any of his or her shares after such record date or, where the Corporation has not fixed a record date in respect of the meeting, the person has transferred any shares after the date on which the list is prepared, and the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established ownership thereof, has demanded, not later than ten (10) days before the meeting that the transferee's name be included in such list.
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In  any  such  excepted  case  the  transferee  shall  be  entitled  to vote the transferred  shares  at  such  meeting.

Votes  to  Govern

At any meeting of shareholders every question will, except as otherwise required by the Act, the Articles or by-laws, be determined by a majority of the votes cast on the question. Each such question will be decided on a show of hands at first instance, unless a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting. Notwithstanding the foregoing, any vote may be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. In case of an equality of votes either on a show of hands or on a ballot, the chair of the meeting will not be entitled to a casting vote.

Show  of  Hands

On a show of hands every person who is present and entitled to vote will then have one vote. Unless a ballot is demanded, an entry in the minutes of a meeting to the effect that the chair of the meeting declared a resolution to be carried or defeated is, in the absence of evidence to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Ballots

A demand for a ballot may be withdrawn at any time before the taking of the ballot. If a ballot is taken each person present will be entitled to one vote, or such other number of votes as the by-laws provide, in respect of each share which such person is entitled to vote on the question at the meeting, and the result of the ballot so taken will be the decision of the shareholders upon such question. A poll demanded on the election of a chair, or on a question of adjournment will be taken forthwith. A poll demanded on any other question will be taken at such time as the chair of the meeting directs.

Proxies

Votes at a meeting of the shareholders may be cast either personally or by proxy. At every meeting at which he or she is entitled to vote, every shareholder present in person and every proxyholder or alternate proxyholder (other than a proxyholder or alternate proxyholder who has conflicting instructions from more than one shareholder) shall have one vote on a show of hands. Upon a poll at which he or she is entitled to vote, every shareholder present in person or by proxy shall (subject to the provisions, if any, of the Corporation's Articles) have one vote for every share registered in such shareholder's name.

Every shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or proxyholders or one or more alternate proxyholders, who need not be a shareholder, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy.
An instrument appointing a proxy shall be in writing and executed by the shareholder or the shareholder's attorney authorized in writing and shall conform with the requirements of the Act, and is valid only at the meeting in respect of which it is given or at any adjournment thereof.

     Time  for  Deposit  of  Proxies

The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours, excluding Saturdays, Sundays and holidays, before which time proxies to be used at such meeting must be deposited. A proxy may be acted on only if.
before the time so specified, if any, it shall have been deposited with the Corporation or an agent of the Corporation specified in such notice, or otherwise in accordance with any regulations made pursuant to this by-laws; or no such time having been specified in such notice, it has been received at the meeting or any adjournment thereof by the Secretary of the Corporation or by the chair of the meeting before the time of voting.

Lodging  of  Proxies;  Use  of  Facsimile

The board may from time to time establish regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sent in writing before the meeting or adjourned meeting to the Corporation or an agent of the Corporation and providing that proxies so lodged may be voted as though the proxies themselves were produced at the meeting or adjourned meeting, and votes given in accordance with such regulations will be valid and will be counted. The chair of any meeting of shareholders may, subject to any regulations so made, in the chair's discretion, accept the electronic facsimile transmission or other electronic communication capable of producing a printed copy or other written communication as to the authority of anyone claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and votes given in accordance with such electronic facsimile transmission or other electronic communication capable of producing a printed copy or written communication accepted by the chair will be valid and will be counted.

     Validity  of  Proxies

A vote given in accordance with the terms of an instrument of proxy will be valid notwithstanding:

the previous death or insanity of the shareholder giving the proxy; or the revocation of the proxy or of the authority under which the proxy was executed; or the transfer of the share in respect of which the proxy is given;

     unless notice in writing of such death, insanity, revocation or transfer is received at the office of the Corporation or by the chair of the meeting before the commencement of the meeting or adjourned meeting at which the proxy is used.

Joint  Shareholders

If two or more of the joint holders of a share are present in person or represented by proxy and vote, the vote of that one of them, or of the proxy holder for that one of them, whose name appears first on the shareholders list of the Corporation in respect of such share will be accepted to the exclusion of the vote of another, or of the proxy holder for another, of such joint holders.

Adjournment

The chair may, with the consent of any meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

Rulings  by  the  Chair

The chair of a meeting of shareholders will have regard to accepted rules of parliamentary procedure, and:

the chair will have absolute authority over matters of procedure and there will be no appeal from the ruling of the chair, but if the chair, in his or her absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure at any general meeting or part thereof, the chair will so state and will clearly state the rules under which the meeting or the appropriate part thereof shall be conducted;

any dispute as to the admission or rejection of a vote will be determined by the chair and the chair's determination will be final and conclusive;

if disorder arises which prevents continuation of the business of a meeting, the chair may quit the chair and announce the adjournment of the meeting, and upon his or her so doing, the meeting is, notwithstanding anything contained herein to the contrary, immediately adjourned; and the chair may ask or require anyone who is not a registered shareholder entitled to vote at the meeting or proxy holder representing such a shareholder to leave the meeting.

PART  13     EXAMINATION  OF  RECORDS

     Access  by  Auditor  and  Directors
The auditor and every director will at all reasonable times have access to, and may take extracts from, all accounts, records, books and other documents of the Corporation.

     Inspection  by  Shareholders

Every shareholder will have the right of inspection of the records of the Corporation as provided for under the Act.

PART  14     NOTICES

     Method  of  Giving  Notices

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the by-laws or otherwise to a shareholder, director, officer or auditor shall be sufficiently given: (a) if delivered personally to the person to whom it is to be given; (b) if delivered to the person's recorded address; (c) if mailed to such person at such recorded address by prepaid ordinary or air mail; (d) if sent to such person at such recorded address by means of prepaid electronic facsimile transmission or other electronic communication capable of producing a printed copy; or, if not prohibited by applicable laws or regulatory policies, by e-mail to an e-mail address provided by such person to the Corporation. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of electronic facsimile, other electronic communication or e-mail shall be deemed to have been given when it is transmitted by the Corporation or, if transmitted by another, on the day when it is transmitted to the appropriate communication company or agency or its representative for dispatch. The Secretary may change or cause to be changed the recorded or e-mail address of any shareholder, director, officer or auditor in accordance with any information reasonably believed by the Secretary to be reliable.

     Notice  to  Joint  Shareholders

If two or more persons are registered as joint holders of a share, a notice must be directed to all of them but need be delivered or addressed only to the recorded address of one of them to be sufficient notice to all.

Computation  of  Time

In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the day of giving the notice shall be excluded and the day of the meeting or other event shall be included.

     Signature  to  Notice

The signature to any notice to be given by the Corporation may be in whole or in part written, stamped, typewritten or printed.

     Undelivered  Notices

If any notice given to a shareholder pursuant to these provisions is returned on three consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until informed in writing by the shareholder of a new address.

     Omissions  and  Errors

The accidental omission to give a notice to any shareholder, director, officer, or auditor or the non-receipt of a notice by any such person or an error in a notice not affecting the substance thereof will not invalidate any action taken at a meeting held pursuant to such notice or otherwise founded thereon.

     Persons  Entitled  by  Death  or  Operation  of  Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, becomes entitled to a share, will be bound by every notice in respect of such share which is duly given to the shareholder from whom such person derives his or her title to such share before his or her name and address is entered on the securities register (whether such notice is given before or after the happening of the event upon which he becomes so entitled) and before such new shareholder furnishing to the Corporation the proof of authority or evidence of entitlement prescribed by the Act.

     Waiver  of  Notice

A shareholder (or such shareholder's duly appointed proxy holder), director, officer, auditor or member of a committee of the board may at any time in writing waive any notice, or waive or abridge the time for any notice. required to be given under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, will cure any default in the giving or in the time of such notice, as the case may be.

PART  15     EFFECTIVE  DATE

This by-law shall come into force when made by the board in accordance with the Act.


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